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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest Event Reported)
                                  June 15, 2000
                                  -------------

GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of June 1, 2000, providing for the issuance of GreenPoint Home Equity Loan Trust 2000-1 Home Equity Loan Asset-Backed Securities).

                       GreenPoint Mortgage Securities Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                        333-95349               68-0397342
------------------------------            ------------          ----------------
(State or Other Jurisdiction of           (Commission           (I.R.S. Employer
Incorporation)                            File Number)          Identification
                                                                No.)

700 Larkspur Landing Circle                                    94939
Suite 240                                                     ------
Larkspur, California                                        (Zip Code)
--------------------
(Address of Principal Executive
Offices)

Registrant's telephone number, including area code  (415) 925-5442
                                                    ----------------


        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

            The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1999 and December 31, 1998 and for each of the years in the three-year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 30, 2000 Commission File No. 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2000 and for the periods ending March 31, 2000 and March 31, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2000 (which was filed with the Commission on May 12, 2000) are incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus; (iii) and the Prospectus Supplement for the issuance of the GreenPoint Home Equity Loan Trust 2000-1 Class A-2 Notes, and shall be deemed to be part hereof and thereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Not applicable

            (b) Not applicable.


            (c) Exhibits

                23.4 Consent of KPMG LLP, dated as of June 15, 2000, in connection with the consolidated financial statements of Ambac Assurance Corporation and Subsidiaries



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GREENPOINT MORTGAGE SECURITIES INC.


                                            By: /s/ Kristen Decker
                                               ---------------------------
                                               Name:  Kristen Decker
                                               Title: Vice President


Dated:  June 27, 2000



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                                  Exhibit Index

Exhibit
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23.4  Consent of KPMG LLP.





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